                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 18, 2005
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                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                333-119328-06                 74-2440858
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(State or Other Jurisdiction        (Commission                 (IRS Employer
       of Incorporation)            File Number)             Identification No.)

         745 Seventh Avenue
          New York, New York                                        10019
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8. Other Events.
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Item 8.01  Other Events.
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Filing of Computational Materials
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         It is expected that on or about August 25, 2005, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2005-C5,
Commercial Mortgage Pass-Through Certificates, Series 2005-C5 (the
"Certificates"), will be issued pursuant to a pooling and servicing agreement
(the "Pooling and Servicing Agreement"), to be entered into by and among
Structured Asset Securities Corporation II (the "Registrant") and a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-119328) and sold to
Lehman Brothers Inc. and UBS Securities LLC (the "Underwriters"), pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials attached hereto as Exhibit 99.1, that constitute "Computational Materials" (as defined in the no-action letter dated
May 20, 1994 issued by the Division of Corporation Finance of the Securities and
Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation
I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation
and the no-action letter dated May 27, 1994 issued by the Division of
Corporation Finance of the Commission to the Public Securities Association)
and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17,
1995 issued by the Division of Corporation Finance of the Commission to the
Public Securities Association).

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or
Classes of Certificates, any of the following: yield; average life; duration;
expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The
Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated August 18, 2005.

Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

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(c) Exhibits:
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Exhibit No.    Description

99.1           Certain materials constituting Computational Materials and/or ABS
               Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*

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* Filed on August 18, 2005, under cover of Form SE pursuant to and under rule
  311(j) of Regulation S-T.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 18, 2005

                                              STRUCTURED ASSET SECURITIES
                                                CORPORATION

                                              By: /s/ David Nass
                                                  ----------------------------
                                                  Name: David Nass
                                                  Title: Senior Vice President

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                                  EXHIBIT INDEX

     The following exhibits are filed on Form SE dated August 18, 2005:

Exhibit No.                                                             Page No.
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   99.1        Certain materials constituting Computational Materials
               and/or ABS Term Sheets prepared and disseminated in
               connection with the expected sale of the Underwritten
               Certificates.*

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* Filed on August 18, 2005, under cover of Form SE pursuant to and under rule
  311 of Regulation S-T.

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